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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 8, 2000


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                   11-1817252
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    (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                  Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)




                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.   Other Events

2000 Annual Meeting

         On February 8, 2000, the Registrant held its Annual Meeting of Stockholders. Each proposal passed with the requisite number of stockholder votes. In particular, the stockholders voted to:

         1) Elect the following persons to the Registrant's  board of directors:
Ian A. Aaron, Edward A. Bennett, Dr. Lawrence B. Brilliant, George C. Chan, Rocco B. Commisso, Sean P. Doherty, Robert C. Harris, Jr. and Ronald I. Simon.

         2) Approve the adoption of the Registrant's 2000 Employee Stock Purchase Plan under which 1,325,000 shares of common stock have been reserved for issuance.

         3) Approve certain amendments to the Registrant's 1998 Stock Incentive Plan, the effect of which is to increase the number of shares available for grant under such plan. As a result of the approval of this proposal, (1) there are an additional 2,799,931 shares of common stock held in reserve under the 1998 Stock Incentive Plan, and (2) each calendar year beginning 2001, the number of shares reserved under the 1998 Stock Incentive Plan will increase by an amount equal to seven percent of the number of shares of common stock outstanding on December 31 of the preceding calendar year.

         4) Appoint KPMG LLP as independent auditors of the Registrant for the fiscal year ending September 30, 2000.


Establishment  of SoftNet  Zone,  Inc.  and  Agreement  to Purchase  Laptop Lane
Limited

                  The press release attached hereto as Exhibit 99.1, which meets the requirements of Form 8-K, is hereby incorporated by reference as if fully set forth herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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                   (c)  Exhibits.  The following documents are filed as exhibits to this report:


1.       Exhibit 99.1 - Press Release dated February 9, 2000.






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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SoftNet Systems, Inc.
                                                  ---------------------
                                                      (Registrant)

Date:  March 17, 2000                             By: /s/Lawrence B. Brilliant
                                                      -----------------------
                                                      Lawrence B. Brilliant
                                                      Chief Executive Officer




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                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K



             Exhibit No.             Description
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                99.1                 Press Release dated February 9, 2000